UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2009

Walter Investment Management Corp.
(Exact name of registrant as specified in its charter)

Maryland	6789	13-3950486
(State or other jurisdiction of incorporation	(Primary Standard Industrial Classification	(I.R.S. Employer Identification No.)
or organization)	Code Number)

4211 West Boy Scout Boulevard, 4th Floor
Tampa, FL 33607-5724
(813) 871-4811
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction
     As previously disclosed, on April 17, 2009, Walter Industries, Inc. (“Walter Industries”), Walter Investment Management LLC, a wholly-owned subsidiary of Walter Industries (“Spinco”), JWH Holding Company, LLC, a wholly-owned subsidiary of Walter Industries (“JWHHC”), and Hanover Capital Mortgage Holdings, Inc. (“Hanover”) (collectively, the “Parties”), completed the transactions contemplated by the Second Amended and Restated Agreement and Plan of Merger dated as of February 6, 2009, by and among the Parties (as amended on February 17, 2009, the “Merger Agreement”). Pursuant to the Merger Agreement, following the transfer of the mortgage financing and certain related businesses of Walter Industries from JWHHC to Spinco, Spinco merged into Hanover, with Hanover being the surviving corporation (the “Merger”). Following the Merger, Hanover changed its name to Walter Investment Management Corp. (“Walter Investment”).
Item 4.01 Changes in Registrant’s Certifying Accountant.
     The Merger was treated as a reverse acquisition for accounting purposes and, as such, the historical financial statements of JWHHC became the historical financial statements of Walter Investment.
     (a) Grant Thornton LLP was the independent registered public accounting firm that audited Hanover’s financial statements for the fiscal years ended December 31, 2008, 2007 and 2006. As previously disclosed, on April 15, 2009, the audit committee of the board of directors of Hanover recommended, and the board of directors of Hanover approved, the retention of Grant Thornton LLP as its independent registered public accounting firm for the purpose of Grant Thornton LLP completing its review of Walter Investment’s Form 10-Q for the quarterly period ended March 31, 2009, which will contain only the financial results of Hanover since the quarterly period ended prior to the completion of the reverse acquisition. Information required to be disclosed in connection with the anticipated dismissal of Grant Thornton LLP following the completion of the limited engagement approved by Hanover’s audit committee and board of directors on April 15, 2009, was included in Item 4.01 of Walter Investment’s Current Report on Form 8-K filed with the SEC on April 23, 2009, as amended by Walter Investment’s Current Report on Form 8-K/A filed with the SEC on May 1, 2009, which are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K, and incorporated herein by reference.
     (b) On April 28, 2009, the audit committee of the board of directors of Walter Investment unanimously recommended to the board of directors of Walter Investment, and on April 29, 2009, the board of directors unanimously approved, the engagement of Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2009. Ernst & Young LLP was the independent auditor that audited JWHHC’s financial statements for the fiscal years ended December 31, 2008 and 2007. During the fiscal years ended December 31, 2008 and 2007, and during the transition period through April 29, 2009, Hanover did not consult with Ernst & Young LLP regarding Hanover’s financial statements, which were audited by Grant Thornton LLP, with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that was rendered on the Hanover financial statements or the type of audit opinion that might be rendered on Walter Investment’s financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K. During the fiscal years ended December 31, 2008 and 2007, and during the transition period through April 29, 2009, JWHHC and Spinco did consult with Ernst & Young LLP, as their independent auditors, with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; and (ii) the type of audit opinion that was rendered on the JWHHC financial statements or the type of audit opinion that might be rendered on JWHHC’s and Spinco’s financial statements.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Equity Awards to Certain Named Executive Officers. On April 20, 2009, pursuant to the terms of the Merger Agreement, Messrs. Mark J. O’Brien and Charles E. Cauthen were awarded 513,909 and 171,234 restricted stock units respectively (collectively, the “Executive RSUs”), the terms of which awards were pursuant to the 2009 Long Term Incentive Plan (the “2009 LTIP”). The number of Executive RSUs granted to each executive is based on a formula specified in the Merger Agreement. Each Executive RSU is fully vested as of the date of the grant and shall be paid out with a single share of common stock of Walter Investment, and generally may not be paid out earlier than the third anniversary of the consummation of the transactions contemplated by the Merger Agreement. As a result of the issuance of the Executive RSUs, each executive will be entitled to receive cash payments equivalent to any dividend paid to the holders of common stock of Walter Investment, provided that they will not be entitled to any voting rights otherwise associated with the Executive RSUs. The foregoing description is qualified in its entirety by the form of Executive RSU Award Agreement of Mark J. O’Brien, the form of Executive RSU Award Agreement of Charles E. Cauthen and the 2009 LTIP, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively.
     Equity Awards to Certain Non-employee Directors. On April 29, 2009 certain non-employee directors of Walter Investment received a grant of restricted stock pursuant to the 1999 Long Term Incentive Plan (the “1999 LTIP”) of Walter Investment (collectively, the “Director Awards”). Each Director Award is subject to the restrictions and conditions of the 1999 LTIP and the applicable award agreements. Generally, all restrictions on a Director Award will lapse and the Director Award will vest in its entirety one day following the third anniversary of the date of the grant, or immediately upon the occurrence of a change in control (as defined in the 1999 LTIP) of Walter Investment. Until the restrictions on the Director Awards lapse, holders of Director Awards will be entitled to receive cash dividends or dividend equivalents and may exercise full voting rights with respect to the Director Awards. Unvested Director Awards are subject to forfeiture upon termination of service (unless due to death or disability, in which case the Director Awards shall vest on a pro rata basis). The foregoing description is qualified in its entirety by the form of Director Award Agreement and the 1999 LTIP, which are filed as Exhibits 10.4 and 10.5 hereto, respectively.
Item 5.05 Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
     On April 29, 2009, the board of directors of Walter Investment adopted a new Code of Business Conduct and Ethics (the “Code of Ethics”). The principal purpose of the amendment and restatement was to update the Code of Ethics to include more expansive and current provisions with respect to areas such as conflicts of interest, legal compliance, confidentiality, reporting and compliance procedures and waivers. The new Code of Ethics is filed herewith as Exhibit 14.1, and will be made available on Walter Investment’s website, www.walterinvestment.com. Information from Walter Investment’s website is not incorporated by reference into this report.
Item 8.01 Other Events
     On April 29, 2009, the board of directors of Walter Investment established an investment committee of the board of directors and also adopted new charters for each of the audit, compensation, and nominating and corporate governance committees of Walter Investment’s board of directors. These new committee charters will be made available on Walter Investment’s website at www.walterinvestment.com. Information from Walter Investment’s website is not incorporated by reference into this report.
Item 9.01 Exhibits
(d) Exhibits

Exhibit No.	Note	Description

10.1	(1)	Form of Executive RSU Award Agreement of Mark J. O’Brien

10.2	(1)	Form of Executive RSU Award Agreement of Charles E. Cauthen

10.3	(2)	Form of 2009 Long-Term Equity Incentive Plan of Hanover Capital Mortgage Holdings, Inc.

10.4	(1)	Form of Director Award Agreement

10.5	(3)	Hanover Capital Mortgage Holdings, Inc. 1999 Equity Incentive Plan

14.1	(1)	Walter Investment Management Corp. Code of Conduct

99.1	(4)	Walter Investment’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2009.

99.2	(5)	Walter Investment’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 1, 2009.

Notes
(1)	Filed herewith.

(2)	Incorporated by reference to Annex J of Amendment No. 2 to Hanover Capital Mortgage Holdings, Inc.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on February 6, 2009.

(3)	Incorporated by reference to Exhibit 10.7.1 to Hanover’s Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission on March 30, 2000.

(4)	Incorporated by reference to Walter Investment’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2009.

(5)	Incorporated by reference to Walter Investment’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 1, 2009.

          SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WALTER INVESTMENT MANAGEMENT CORP.

Date: May 5, 2009	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President,
General Counsel and Secretary